UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-22046

DWS RREEF World Real Estate and Tactical Strategies Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

JUNE 30, 2007

Semiannual Report
to Stockholders

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

Contents

click here Portfolio Management Review

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Dividend Reinvestment and Cash Purchase Plan

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. In addition, investing in foreign securities presents greater risks than investing in domestic securities, such as currency fluctuations and political and economic changes and market risks. This may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Lead Portfolio Manager John F. Robertson discusses the investment process of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. as well as the outlook for and the fund's positioning within the four regions of the global real estate market. The fund was launched on June 27, 2007 and therefore, was not fully invested in real estate securities on June 30, 2007.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: What is RREEF?

A: RREEF America, L.L.C. (RREEF), founded in 1975 and based in Chicago, New York and San Francisco, is a wholly owned subsidiary of Deutsche Bank AG and operates as the real estate and infrastructure arm of the Bank's asset management division. Deutsche Bank has over 2,000 staff members covering the United States, United Kingdom/European, Australian and Asian markets.

RREEF is a full-service real estate investment advisor that manages approximately $83 billion of real estate assets on behalf of its clients, of which $15.6 billion is in real estate securities and approximately $67.4 billion is invested directly in real estate. Across the United States, RREEF has 84 property management offices located in major metropolitan areas. Around the world, RREEF has 17 corporate offices, more than 1,400 employees, and investments in approximately 30 countries. These professionals provide real-time information on market rents, vacancy rates and property values. The information advantage we obtain from this vast direct-side portfolio helps us to anticipate the trends within the various sectors of the real estate market and to evaluate how these trends will likely affect the Real Estate Investment Trust (REIT) universe. RREEF is the investment advisor of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., and manages the day-to-day operations of the fund's investment portfolio.

Q: Would you describe the process that the investment team will use in managing DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.?

A: For its investment process the fund will combine top-down regional allocation with an active bottom-up approach to selecting securities. Regional asset allocation is set globally by an experienced regional allocation committee based on expected returns from each region over one- and three-year periods, while stock selection is made locally by regional teams, based on a consistent bottom-up, research-driven process. In making strategic allocations and investing bottom-up locally, we divide the global real estate market into four regions: North America, Europe, Asia and Australia. We make stock selections for the fund out of a potential investing "universe" of over 450 real estate issues, and typically will hold approximately 100 real estate securities in the portfolio at any given time.

Q: What is your positioning and outlook concerning the global REIT market for the coming months?

A: Among the four main regions of the world for real estate investment, we especially favor Asia. Fundamental factors — especially the continued strong demand for property — make us believe that Asia is the most exciting region for real estate securities. Another reason for the region's attractiveness is strong economic growth in emerging markets such as Malaysia, China and the Philippines. In North America, valuations have become more compelling following a recent market downturn in June 2007.

In Europe, the fund has a neutral position, though we think real estate investments there will continue to benefit from the gradual adoption of REIT legislation. Australia is a slower moving market. We expect earnings to be solid within Australia, though real estate investment opportunities there are not as compelling.

Looking at global real estate worldwide, we share the market's concern over rising interest rates that are coming in response to increased global economic activity and inflation fears. However, real estate, as a hard asset, is generally considered to hold its value more steadfastly than stocks or bonds typically do in an inflationary environment. In addition, continued excitement over possible merger and acquisition activity is lending support to the global real estate securities market. Going forward, we will employ a globally strategic and locally bottom-up process, focusing on high quality assets and markets that we believe have the best fundamental characteristics.

Investment Portfolio as of June 30, 2007 (Unaudited)

(Ratios are shown as a percentage of Net Assets)

	Shares	Value ($)

Common Stocks 13.8%
Real Estate Investment Trusts ("REITs") 13.8%
Canada 2.6%
Canadian Real Estate Investment Trust	108,100	2,956,070
H&R Real Estate Investment Trust Unit	115,700	2,491,582
(Cost $5,494,740)		5,447,652
United States 11.2%
Ashford Hospitality Trust	80,600	947,856
BioMed Realty Trust, Inc.	66,300	1,665,456
BRE Properties, Inc.	7,900	468,391
Developers Diversified Realty Corp.	24,500	1,291,395
EastGroup Properties, Inc.	19,800	867,636
Extra Space Storage, Inc.	56,200	927,300
Health Care REIT, Inc.	15,600	629,616
Home Properties, Inc.	28,100	1,459,233
Host Hotels & Resorts, Inc.	63,100	1,458,872
Liberty Property Trust	29,800	1,309,114
Mack-Cali Realty Corp.	44,600	1,939,654
Parkway Properties, Inc.	34,600	1,661,838
Pennsylvania Real Estate Investment Trust	27,100	1,201,343
Senior Housing Properties Trust	58,700	1,194,545
Simon Property Group, Inc.	25,900	2,409,736
UDR, Inc.	91,500	2,406,450
Ventas, Inc.	20,300	735,875
Weingarten Realty Investors	31,400	1,290,540
(Cost $23,886,012)		23,864,850
Total Common Stocks (Cost $29,380,752)		29,312,502
	Principal Amount ($)	Value ($)

Government & Agency Obligations 74.6%
US Treasury Bill, 4.66%*, 9/27/2007 (Cost $158,198,133)	160,000,000	158,190,400

Repurchase Agreement 79.7%
Lehman Brothers Inc., 4.0% dated 6/29/2007, to be repurchased at $169,056,333 on 7/2/2007 (a) (Cost $169,000,000)	169,000,000	169,000,000
	Shares	Value ($)

Cash Equivalents 20.0%
Cash Management QP Trust, 5.34% (b) (Cost $42,482,659)	42,482,659	42,482,659
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $399,061,544)+	188.1	398,985,561
Other Assets and Liabilities, Net	(88.1)	(186,890,364)
Net Assets	100.0	212,095,197
* Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $399,061,544. At June 30, 2007, net unrealized depreciation for all securities based on tax cost was $75,983. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,612 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $107,595.
(a) Collateralized by $132,476,000 US Treasury Inflation Index Note, 3.625%, maturing on 1/15/2008 with a value of $172,380,000.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $187,578,885)	$ 187,502,902
Repurchase agreement, at value (cost $169,000,000)	169,000,000
Investment in Cash Management QP Trust (cost $42,482,659)	42,482,659
Total investments in securities, at value (cost $399,061,544)	398,985,561
Cash	1,030,637
Interest receivable	50,018
Total assets	400,066,216
Liabilities
Payable for investments purchased	187,578,885
Accrued investment management fee	15,692
Accrued offering costs	370,796
Other accrued expenses and payables	5,646
Total liabilities	187,971,019
Net assets at value	$ 212,095,197
Net Assets consist of
Undistributed net investment income	28,680
Net unrealized appreciation (depreciation) on investments	(75,983)
Paid-in capital	212,142,500
Net assets at value	$ 212,095,197
Net Asset Value
Net Asset Value per common share ($212,095,197 ÷ 11,130,236 outstanding shares of common stock outstanding, $.01 par value, 100,000,000 common shares authorized)	$ 19.06

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from June 27, 2007 (commencement of operations) to June 30, 2007 (Unaudited)
Investment Income
Income: Interest	$ 37,556
Interest — Cash Management QP Trust	12,462
Total income	50,018
Expenses: Investment management fee	15,692
Administration fee	1,744
Services to shareholders	173
Custodian fee	1,350
Auditing	816
Legal	205
Directors' fees and expenses	152
Reports to shareholders	736
Other	470
Total expenses	21,338
Net investment income	28,680
Realized and Unrealized Gain (Loss)
Net unrealized appreciation (depreciation) during the period on investments	(75,983)
Net increase (decrease) in net assets resulting from operations	$ (47,303)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended June 30, 2007 (Unaudited)+
Operations: Net investment income	$ 28,680
Net unrealized appreciation (depreciation) during the period on investment transactions	(75,983)
Net increase (decrease) in net assets resulting from operations	(47,303)
Fund share transactions: Net proceeds from shares issued to shareholders	212,487,500
Offering costs from issuance of common shares	(445,000)
Net increase (decrease) in net assets from Fund share transactions	212,042,500
Increase (decrease) in net assets	211,995,197
Net assets at beginning of period (initial capital)	100,000*
Net assets at end of period (including undistributed net investment income of $28,680)	$ 212,095,197
Other Information
Shares outstanding at beginning of period	5,236**
Shares issued	11,125,000
Shares outstanding at end of period	11,130,236
+ For the period from June 27, 2007, (commencement of operations) to June 30, 2007.
* Seed capital.
** Shares issued from initial capital.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Period Ended June 30,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.10[b]
Income (loss) from investment operations: Net investment income	.00***
Net realized and unrealized gain (loss) on investment transactions	(.00)***
Total from investment operations	(.00)
Offering costs charged to paid-in capital	(.04)
Net asset value, end of period	$ 19.06
Market price, end of period	$ 20.00
Total Return
Based on net asset value (%)[c]	(.21)**
Based on market price (%)[c]	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	212
Ratio of expenses (%)	1.22*
Ratio of net investment income (%)	.01**
Portfolio turnover rate (%)	.00**
[a] For the period from June 27, 2007 (commencement of operations) to June 30, 2007 (Unaudited).
[b] Beginning per share amount reflects $20.00 initial public offering price net of sales load ($0.90 per share).
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
* Annualized
** Not annualized
*** Amount is less than $.005

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund is authorized to issue 100,000,000 shares of a par value of $0.01 each, all of which are initially classified as Common Stock. On June 27, 2007, the Fund issued an aggregate of 11,125,000 shares of Common Stock, par value $.01 per share, pursuant to the initial public offering thereof. On July 26, 2007 and August 15, 2007, the Fund issued additional shares of Common Stock of 500,000 and 250,000, respectively, in connection with partial exercises by the underwriter of the over-allotment option.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is usually declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income, investments in passive foreign investment companies and securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current year.

Offering Costs. Offering costs of approximately $445,000 were incurred in connection with the initial offering of shares of Common Stock and were charged directly to paid-in-capital in June 2007.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. At year end, the Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be based on available information at a later date and a recharacterization will be made in the following year. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period from June 27, 2007 (commencement of operations) to June 30, 2007, purchases of investment securities (excluding short-term investments) aggregated $29,380,752.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day to day management of the portion of the Fund's investment portfolio invested in real estate securities, direct investments in preferred stocks and bonds and related investment activities, including management of cash assets, to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the real estate-related investment operations of the Fund and the composition of the Fund's holdings of securities and certain other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the common shares plus the liquidation preference of any Preferred Shares plus the principal amount of any borrowings (the Fund does not currently utilize leverage in the form of issuance of preferred shares or the use of borrowings).

Pursuant to investment subadvisory agreements between the Investment Advisor, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited, indirect wholly owned subsidiaries of Deutsche Bank AG (collectively, the "subadvisors"), these entities act as subadvisors to the Investment Advisor in relation to the Fund's investments. As subadvisors, under the supervision of the Board of Directors, DIMA and RREEF, the subadvisors manage the Fund's investments in specific foreign markets. The Investment Advisor pays each subadvisor for its services from the investment advisory fee it receives from the Investment Manager.

Administration Fee. Pursuant to an Administrative Services Agreement with DIMA, the Investment Manager provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Investment Manager an annual fee ("Administration Fee") of 0.10% of the Fund's average daily managed net assets, computed and accrued daily and payable monthly. For the period from June 27, 2007 (commencement of operations) through June 30, 2007, the Administration Fee was $1,744, all of which is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from June 27, 2007 (commencement of operations) through June 30, 2007, the amount charged to the Fund by DWS-SISC aggregated $142, all of which is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

Dividend Reinvestment and Cash Purchase Plan

UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Each shareholder who has elected in writing to not participate in the Plan will receive all distributions in cash. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in common stock or cash at the option of the stockholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value; or (b) 95% of the market price. If the market price per share of the Fund's common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's common stock on a particular date shall be the mean between the highest and lowest sales prices on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's common stock on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semiannually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the common stock of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.
Dividend Reinvestment and Cash
Purchase Plan
210 W. 10th Street
Kansas City, MO 64105
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's common stock is traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the common stock of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the stockholder.

Non-US stockholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. US stockholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such stockholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the stockholder is incorrect; (iii) the IRS notifies the Fund that the stockholder is subject to back-up withholding; or (iv) the stockholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate stockholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Stockholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's stockholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Investment Management Agreement Approval

The Fund's Directors approved the Fund's initial investment management agreement with DIMA (the "Investment Management Agreement"), the related investment advisory agreement between DIMA and RREEF America L.L.C. ("REEF") (the "Investment Advisory Agreement"), the sub-advisory agreement between RREEF and RREEF Global Advisors Limited ("RREEF Global") (the "RREEF Global Sub-Advisory Agreement"), the sub-advisory agreement between RREEF and Deutsche Asset Management (Hong Kong) Limited ("Deutsche Hong Kong") (the "Hong Kong Sub-Advisory Agreement") and the sub-advisory agreement between RREEF and Deutsche Investments Australia Limited ("Deutsche Australia" and together with RREEF Global and Deutsche Hong Kong, the "Sub-Advisors") (the "Australia Sub-Advisory Agreement" and together with the RREEF Global Sub-Advisory Agreement and the Hong Kong Sub-Advisory Agreement, the "Sub-Advisory Agreements") in May 2007.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

RREEF and each of the Sub-Advisors are affiliates of DIMA, and the fees paid to RREEF and each of the Sub-Advisors are paid by DIMA out of its fee and not directly by the Fund.

While shareholders may focus primarily on fund performance and fees, the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the Fund's Investment Management Agreement, Investment Advisory Agreement and Sub-Advisory Agreements, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The proposed investment management fee schedule for the Fund, including (i) comparative information regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA. The Board gave careful consideration to the management fees paid to other investment advisors by similar funds and to the fee rates paid to DIMA by similar funds. The Board gave a lesser weight to the fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to registered investment companies as compared to those provided to institutional accounts. In addition, in examining the fees paid to RREEF and the Sub-Advisors, the Board noted that RREEF and each of the Sub-Advisors are affiliates of DIMA and that the fees paid to RREEF and each of the Sub-Advisors are paid by DIMA out of its fee and not directly by the Fund. Taking into account the foregoing, the Board concluded that the proposed fee schedules represent reasonable compensation in light of the nature, extent and quality of the investment services to be provided to the Fund.

The total operating expenses of the Fund. The Board considered the total operating expenses borne by similar funds and noted that the Fund's expected total operating expenses would be competitive relative to similar funds.

The nature, extent and quality of the advisory services to be provided by DIMA, RREEF and the Sub-Advisors. Because the Fund had not yet commenced operations, no information relating to the Fund's past performance could be considered by the Board. The Board did consider DIMA's experience with managing other similar funds. The Board noted that DIMA, RREEF and the Sub-Advisors are part of Deutsche Bank, a major global banking institution, and believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources. The Board also considered information regarding DIMA, RREEF and the Sub-Advisors, including their personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the proposed terms of the Investment Management Agreement, the Investment Advisory Agreement and the Sub-Advisory Agreements, including the scope of services provided under the agreements.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. Because the Fund had not yet commenced operations, no information regarding DIMA's costs and profits from providing investment management services to the Fund could be considered by the Board. The Board did review and consider the fees to be paid to and services to be provided by DIMA and its affiliates with respect to investment management services, administrative services, fund accounting and shareholder servicing. The Board also considered the entrepreneurial risk associated with launching a new fund. The Board considered these fees and services in light of its experience with other funds managed by DIMA.

The practices of DIMA, RREEF and the Sub-Advisors regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that DIMA's, RREEF's and the Sub-Advisors' practices with respect to the selection and compensation of brokers for the Fund would be the same as for other funds overseen by the Board.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US registered fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to provide high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US registered fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to approve the Fund's Investment Management Agreement, Investment Advisory Agreement and Sub-Advisory Agreements and concluded that such agreements were in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the agreements.

Account Management Resources

Automated Information Line	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder.com/alerts

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Re-Investment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Transfer Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Auditors	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	DRP
CUSIP Number	23339T100

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

June 27* through June 30	0	$0.0000	n/a	n/a

Total	0	$0.0000	n/a	n/a

* The Fund commenced operations on June 27, 2007.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 24, 2007